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                                                                    Exhibit 23.0

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-90865.


/s/ Arthur Andersen LLP
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    Arthur Andersen LLP

Hartford, Connecticut
March 29, 2002